UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2017

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Indenture
On June 6, 2017, Chesapeake Energy Corporation (the “Company”) and certain subsidiary guarantors named therein (collectively, the “Guarantors”) entered into a seventh supplemental indenture (the “Supplemental Indenture”) to an Indenture dated as of April 24, 2014 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), each among the Company, the Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), under which the Company issued $750,000,000 aggregate principal amount of 8.00% Senior Notes due 2027 (the “Notes”) in a private placement (the “Private Placement”) conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).
The Notes will initially be guaranteed on a senior, unsecured basis by all of the Company’s subsidiaries that guarantee its revolving credit facility, secured term loan, senior secured second lien notes and other unsecured notes. In the future, the guarantees may be released and terminated under certain circumstances.
The Notes bear interest at a rate of 8.00% per year, payable semi-annually in arrears on each June 15 and December 15 of each year, beginning on December 15, 2017. The Notes will mature on June 15, 2027. The Company may redeem some or all of the Notes at any time prior to June 15, 2022 at a price equal to 100% of the principal amount of the Notes to be redeemed plus a “make-whole” premium. At any time prior to June 15, 2020, the Company also may redeem up to 35% of the aggregate principal amount of the Notes with an amount of cash not greater than the net cash proceeds of certain equity offerings at a redemption price of 108.00% of the principal amount of the Notes, if at least 65% of the aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after such redemption and the redemption occurs within 180 days after the closing date of such equity offering. In addition, the Company may redeem some or all of the Notes at any time on or after June 15, 2022 at the redemption prices set forth in the Supplemental Indenture. In connection with any redemption, the Company will also pay any accrued and unpaid interest to, but not including, the redemption date. If the Company or certain of its subsidiaries enter into certain sale-leaseback transactions and do not reinvest the proceeds or repay certain senior debt, the Company must offer to repurchase the Notes.
The Indenture contains customary events of default. If an event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the unpaid principal of, and any premium and accrued and unpaid interest, on all the Notes then outstanding to be due and payable.  In case of certain events of bankruptcy, insolvency or reorganization involving the Company or the Guarantors, all of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.  Upon such a declaration of acceleration, such principal and accrued and unpaid interest, if any, will be due and payable immediately.
The foregoing description of the Base Indenture, the Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the form of Note, copies of which are filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively.
Registration Rights Agreement
In connection with the issuance of the Notes, the Company and Citigroup Global Markets Inc., for itself and on behalf of the several initial purchasers of the Notes, entered into a Registration Rights Agreement, dated as of June 6, 2017 (the “Registration Rights Agreement”), which will give holders of the Notes certain exchange and registration rights with respect to the Notes. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to use commercially reasonable efforts to file an exchange offer registration statement with the Securities and Exchange Commission and to have the registration statement declared effective and to complete an exchange offer on or prior to November 28, 2018. Further, under certain circumstances, in lieu of, or in addition to, a registered exchange offer, the Company and the Guarantors are required to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to the resale of the Notes. The Company and the Guarantors are required to pay additional interest if they fail to comply with their obligations to register the Notes within the specified time periods.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.4 hereto.
Item 2.03 Creation of a Direct Financial Obligation.
The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
As a result of the consummation of the Private Placement, the financing condition described in the Offer to Purchase dated May 22, 2017 and related Letter of Transmittal with respect to the Company’s cash tender offers was satisfied on June 6, 2017.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

4.1
Indenture dated as of April 24, 2014, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K (SEC File No. 001-13726) filed on April 29, 2014).

4.2	Seventh Supplemental Indenture dated as of June 6, 2017 to Indenture dated as of April 24, 2014 with respect to 8.00% Senior Notes due 2027.

4.3	Form of 8.00% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2).

4.4	Registration Rights Agreement dated as of June 6, 2017, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Citigroup Global Markets Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:   June 7, 2017

EXHIBIT INDEX

Exhibit No.	Document Description

4.1
Indenture dated as of April 24, 2014, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K (SEC File No. 001-13726) filed on April 29, 2014).

4.2	Seventh Supplemental Indenture dated as of June 6, 2017 to Indenture dated as of April 24, 2014 with respect to 8.00% Senior Notes due 2027.

4.3	Form of 8.00% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2).

4.4	Registration Rights Agreement dated as of June 6, 2017, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Citigroup Global Markets Inc.